Exhibit 99.2

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                               March 31, 2001
                            First Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK


                          Wholly Owned Subsidiaries


                                                             April 19, 2001

Dear Shareholder,

Enclosed are the unaudited March 31st financial statements, which show we experienced reasonable growth in most areas compared to the first quarter last year. We continue to see strong demand for residential loans for refinancing, purchases and construction. Commercial loan demand is also good and we are experiencing the usual "spring surge" in activity of businesses finalizing their plans for the coming season. It appears 2001 will be another year for residential and small business construction lending opportunities.

The month of March was the snowiest on record and a call to the Stowe Mountain Resort folks revealed total accumulation this winter has been 378". They even placed an extension atop the snow stake so measurement could continue. Needless to say, although not a record, the snow has been warmly received by the winter sports enthusiasts and the related industries we serve. Most all are smiling broadly.

Earlier this winter Citizens Savings Bank and Trust Company installed their sixth ATM at Burke Mountain Ski Area. In addition, Citizens recently introduced internet-based home banking with the Net Teller product. This has received wide acceptance from their customers. Both Union and Citizens will continue to offer a wide array of traditional as well as electronic service delivery methods to their customer base.

In early April Citizens received all necessary approvals to open a loan production office in Littleton, NH. Littleton is 19 miles east of St. Johnsbury and is a rapidly growing community with a diverse economic base. This office will generate loans for both consumer and commercial purposes and will be staffed with two experienced bankers from the Littleton area. We believe this extension of service area offers good growth potential for a community bank such as Citizens.

Enclosed is a dividend check or advice of deposit representing a dividend of $.26 per share to shareholders of record April 14, 2001.

Recently you received our proxy statement, ballot and a copy of the annual report. These documents contain much information about your two banks and we urge you to read them. The annual meeting will be held on Wednesday, May 16th at 3:00 PM at the Union Bank main office in Morrisville. You are cordially invited to attend and to join in the refreshments and tours of the facilities scheduled immediately after.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
------------------                     ----------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@together.net
                  Internet Banking:    www.unionbankvt.com
                                       www.csbtc.com

                     American Stock
                    Exchange Ticker
                            Symbol:    UNB



Consolidated Balance Sheets (unaudited)
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                                          March 31, 2001    March 31, 2000

ASSETS
Cash and Due from Banks                    $  9,405,142      $ 10,114,480
Federal Funds Sold                           12,562,383         3,308,123
Interest Bearing Deposits                     1,855,080         2,052,999
U.S. Government Securities                   24,647,782        32,069,881
State and Municipal Securities                4,841,586         4,695,495
Corporate Securities                         22,586,483        21,418,869
Loans, net                                  226,399,455       210,761,381
  Less: Reserve for Credit Losses            (2,859,370)       (2,899,412)
Bank Building and Equipment, net              3,915,250         3,958,930
Other Real Estate Owned                          96,293            82,800
Other Assets                                  5,937,959         6,541,448
                                           ------------------------------
      Total Assets                         $309,388,043      $292,104,994
                                           ==============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                            $ 32,495,476      $ 32,025,423
Savings and Time Deposits                   228,495,465       219,883,049
Borrowed Funds                                8,697,408         4,125,808
Other Liabilities                             3,681,876         3,616,672
Common Stock                                  6,527,378         6,526,978
Paid in Capital                                 239,903           238,353
Retained Earnings                            30,391,047        28,533,750
Accumulated Other Comprehensive Income          451,941        (1,252,588)
Treasury Stock at Cost                       (1,592,451)       (1,592,451)
                                           ------------------------------
      Total Liabilities and
       Shareholders' Equity                $309,388,043      $292,104,994
                                           ==============================

Standby Letters of Credit were $793,000 and $675,000 at March 31, 2001 and 2000 respectively.


Consolidated Statements of Income (unaudited)
-------------------------------------------------------------------
                                   March 31, 2001    March 31, 2000

Interest Income                      $6,023,291        $5,743,498
Interest Expense                      2,527,408         2,266,173
                                     ----------------------------
  Net Interest Income                 3,495,883         3,477,325
Less: Provision for Loan Losses          56,250            62,500
                                     ----------------------------
  Net Interest Income after
   Loan Loss Provision                3,439,633         3,414,825

Trust Income                             87,017            41,745
Other Income                            661,471           606,351
Other Operating Expenses:
  Salaries                            1,160,133         1,099,268
  Employee Benefits                     338,947           297,615
  Occupancy                             164,527           157,277
  Equipment                             212,414           300,507
  Other                                 665,036           671,511
                                     ----------------------------
      Total                           2,541,057         2,526,178
                                     ----------------------------

Net Income before Tax                 1,647,064         1,536,743
Income Tax Expense                      478,968           459,086
                                     ----------------------------
  Net Income                         $1,168,096        $1,077,657
                                     ============================
  Earnings per Share                 $     0.39        $     0.36
  Book Value Per Share               $    11.89        $    10.71


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent


                                 OFFICERS OF
                            UNION BANKSHARES, INC.

W. Arlen Smith                                                      Chairman
Cynthia D. Borck                                              Vice-President
Kenneth D. Gibbons                                                 President
Peter M. Haslam                                                    Secretary
Marsha A. Mongeon                                   Vice President/Treasurer
Jerry S. Rowe                                                 Vice President


                     DIRCETORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

John Dinsmore                                            Assistant Treasurer
Tracey D. Holbrook                                  Assistant Vice President
Susan O. Laferriere                                           Vice President
Dennis J. Lamothe                                                  Treasurer
Michelle Leighton                                             Vice President
Barbara A. Olden                                    Assistant Vice President
Deborah J. Partlow                                             Trust Officer
Jerry S. Rowe                                                      President
Wendy L. Somers                                                Trust Officer
David A. Weed                                                 Vice President


                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                               Peter M. Haslam
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                    Assistant Vice President
Rhonda L. Bennett                                             Vice President
Cynthia D. Borck                                       Senior Vice President
Fern C. Farmer                                      Assistant Vice President
Patsy S. French                                     Assistant Vice President
Kenneth D. Gibbons                                                 President
Nathaniel M. Hayward                                 Commercial Loan Officer
Claire A. Hindes                                         Assistant Treasurer
Patricia N. Hogan                                             Vice President
Peter R. Jones                                                Vice President
Margaret S. Lambert                                 Assistant Vice President
Marsha A. Mongeon                            Senior Vice President/Treasurer
Freda T. Moody                                      Assistant Vice President
Karen Carlson Noyes                                 Assistant Vice President
Colleen D. Putvain                                       Assistant Treasurer
Ruth P. Schwartz                                              Vice President
David S. Silverman                                     Senior Vice President
JoAnn A. Tallman                                         Assistant Secretary
Francis E. Welch                                    Assistant Vice President
Craig S. Wiltshire                                            Vice President


                             UNION BANK OFFICES

     Morrisville                                        Jeffersonville
20 Lower Main Street*                                   80 Main Street*
    (802) 888-6600                                      (802) 644-6600

   Northgate Plaza*                                        Hyde Park
      Route 100                                         250 Main Street
    (802) 888-6860                                      (802) 888-6880

        Stowe                                          Remote ATM's at:
    Stowe Village*                                Smugglers' Notch Resort (2)
Park and Pond Streets                                Johnson State College
    (802) 253-6600                                     Copley Hospital
                                                    Cold Hollow Cider Mill
  1857 Mountain Road                                  Trapp Family Lodge
      Route 108                                    Stowe Mountain Resort (3)
    (802) 253-6642                                Big John's Riverside Store
                                                    Taft Corners, Williston
       Hardwick                                          Ben & Jerry's
   103 VT Route 15*
    (802) 472-8100                                    Express Telebanking
                                                        (802) 888-6448
       Johnson                                          (800) 583-2869
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches


                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                      Remote ATM's at:
 364 Railroad Street*                                East Burke, Route 114
    (802) 748-3131                                     Danville, Route 2
                                                    Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                   Express Phone Banking
                                                        (802) 748-0815
      Lyndonville                                       (800) 748-1018
   183 Depot Street*
    (802) 626-3100

 St. Johnsbury Center
 Green Mountain Mall*
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*    ATM's at these branches